U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 18, 1999



                           ROCHEM ENVIRONMENTAL, INC.
               (Exact Name of Registrant as Specified in Charter)


                                      UTAH
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                 0-23226                            76-0422968
         (Commission File Number)      (I.R.S. Employer Identification No.)


                    610 N. MILBY STREET, HOUSTON, TEXAS 77003
           (Address of principal executive offices including zip code)


                                 (713) 224-7626
              (Registrant's telephone number, including area code)


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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

      Inapplicable.


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

      Inapplicable.



ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

      Inapplicable.



ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Inapplicable.



ITEM 5.     OTHER EVENTS

      Inapplicable.



ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

      On March 18, 1999, David A. LaMonica resigned from the board of directors. Mr. LaMonica did not have any disagreements with the company on any matter relating to the company's operations, policies or practices. On March 18, 1999, the board elected William Palmer, Senior Vice President of Pall Corporation, to fill the vacancy. Mr. Palmer will serve until the next respective annual meeting of the stockholders or until his respective successor has been elected or resigns.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      Inapplicable.



ITEM 8.     CHANGE IN FISCAL YEAR

      Inapplicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ROCHEM ENVIRONMENTAL, INC.



                                    By: /s/ ERICK J. NEUMAN
                                            Erick J. Neuman
                                            President, Chief Executive Officer,
                                            Chief Financial Officer, Principal
                                            Accounting Officer and Secretary



DATE: March 23, 1999